SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, D.C. 20549


                SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934

                   (Amendment No.      )


(x )  Filed by the Registrant
(  )  Filed by a Party other than the Registrant

Check the appropriate box:

(  )  Preliminary Proxy Statement
(  )  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-b(e)(2))
(x )  Definitive Proxy Statement
(  )  Definitive Additional Materials
(  )  Soliciting Material Pursuant to (section mark)240.14a-11(c) or
      (section mark)240.14a-12



              One Valley Bancorp of West Virginia, Inc.
          (Name of Registrant as Specified In Its Charter)


              One Valley Bancorp of West Virginia, Inc.
             (Name of Person(s) Filing Proxy Statement)


PAYMENT OF FILING FEE (Check the appropriate box):

(x )  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
(  )  $500 per each party to the controversy pursuant to Exchange Act
      Rule 14a-6(i)(3).
(  )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)  Title of each class of securities to which transaction applies:

      2)  Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: *

      4)  Proposed maximum aggregate value of transaction:

      5)  Total fee paid:

(Set forth the amount on which the filing fee is calculated and state how it was determined)

( ) Fee previously paid with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:              $

    2)  Form, Schedule or Registration Statement No.:

    3)  Filing Party:

    4)  Date Filed:

             ONE VALLEY BANCORP OF WEST VIRGINIA, INC.
                     Charleston, West Virginia


          NOTICE OF REGULAR ANNUAL MEETING OF SHAREHOLDERS
                     To be held April 25, 1995


To the Shareholders:

   The Regular Annual Meeting of Shareholders of One Valley Bancorp of West Virginia, Inc. ("One Valley"), will be held at the Charleston Town Center Marriott, 200 Lee Street, East, in Charleston, West
Virginia, at 10:00 a.m. on Tuesday, April 25, 1995, for the purpose of considering and voting upon proposals:

1. To elect eleven directors - nine to serve for a term of three years, one to serve for a term of two years, and one to serve for a term of one year, and until their successors are chosen and qualify.

2. To approve the appointment by the Board of Directors of Ernst & Young as independent Certified Public Accountants for the year 1995.

3. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

   Only those shareholders of record at the close of business on March 7, 1995, are entitled to notice of the meeting and to vote at the meeting. We hope that you will attend this meeting.

                                        By Order of the Board of Directors
                                        J. Holmes Morrison
                                        President

PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. YOU MAY
REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AT THE ANNUAL
MEETING.

March 20, 1995

                ONE VALLEY BANCORP OF WEST VIRGINIA, INC.
                          ONE VALLEY SQUARE
                       CHARLESTON, WEST VIRGINIA


                           PROXY STATEMENT
          ANNUAL MEETING OF SHAREHOLDERS -- APRIL 25, 1995


   This statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders of One Valley Bancorp of West Virginia, Inc. ("One Valley"), to be held on Tuesday, April 25, 1995, at the time and for the purposes set forth in the accompanying Notice of Regular Annual Meeting of Shareholders. The approximate date on which this Proxy Statement and the form of proxy are to be first mailed to shareholders is March 20, 1995. The mailing address of the principal executive offices of One Valley is P. O. Box 1793, Charleston, West Virginia, 25326.

Solicitation of Proxies

   The solicitation of proxies is made by management at the direction of the Board of Directors of One Valley. These proxies enable shareholders to vote on all matters which are scheduled to come before the meeting. If the enclosed proxy is signed and returned, it will be voted as directed; or if not directed, the proxy will be voted "FOR" the election of the eleven management nominees as directors for the terms specified, and "FOR" the approval of the appointment of Ernst & Young as independent Certified Public Accountants. A shareholder executing the proxy may revoke it at any time before it is voted by notifying One Valley in person, by giving written notice to One Valley of the revocation of the proxy, by submitting to One Valley a subsequently dated proxy, or by attending the meeting and withdrawing the proxy before it is voted at the meeting.

   The expense for the solicitation of proxies will be paid by One Valley. In addition to this solicitation by mail, officers and regular employees of One Valley and its subsidiaries may, to a limited extent, solicit proxies personally or by telephone or telegraph.

Eligibility of Stock for Voting Purposes

   Pursuant to the Bylaws of One Valley, the Board of Directors has fixed March 7, 1995, as the record date for the purpose of determining the shareholders entitled to notice of, and to vote at, the meeting or any adjournment thereof, and only shareholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournment thereof.

   As of the record date for the Annual Meeting, 17,004,868 shares of the common stock with a par value of Ten Dollars ($10.00) per share ("One Valley Common Stock") of One Valley were issued and outstanding and entitled to vote. One Valley's subsidiary banks hold of record as trustee, co-trustee, executor or co-executor, but not beneficially, 3,269,756 shares of stock representing 19.23% of the shares of One Valley outstanding. Of these shares, the banks hold 2,677,540 shares as co-trustee or co-executor and 592,216 shares as sole trustee or sole executor (other principal holders of One Valley's stock are discussed under "Principal Holders of Securities"). The 2,677,540 shares held as co-trustee or co-executor are voted by the individual co-trustee(s) or co-executor(s) and not by the banks. Of the remaining 592,216 shares held by the banks as sole trustee or sole executor, 535,076 shares (or 3.15% of the total shares outstanding) will be voted by the banks, as trustee or executor, "FOR" the election of the eleven management nominees as directors, and "FOR" the approval of the appointment of Ernst & Young as independent Certified Public Accountants. The remaining 57,140 shares are held by the banks as sole trustee or sole executor in personal trust and self-directed employee benefit accounts and will be voted by the banks at the direction of the grantor, settlor or beneficiary of those accounts.

                            PURPOSE  OF  MEETING

1.  ELECTION OF DIRECTORS

   The Bylaws of One Valley currently provide that the Board of Directors shall consist of not fewer than six nor more than 33 members, the exact number of directors within these minimum and maximum limits to be fixed and determined by resolution of a majority of the Board of Directors. There are presently 29 directors on the Board; and, at a meeting held February 21, 1995, the Board's Executive Committee fixed at 29 the number of directors to constitute the full Board of Directors of One Valley effective April 25, 1995.

   One Valley's Articles of Incorporation authorize classification of the Board of Directors into three classes, each of which serves for three years, with one class being elected each year. Pursuant to this arrangement, nine nominees have been nominated for three-year terms, one nominee has been nominated for a two-year term, and one nominee has been nominated for a one-year term, and until their successors are chosen and qualify. This will result in a Board composed of three classes with eleven directors in the class of 1996, nine directors in the class of 1997, and nine directors in the class of 1998.

Management Nominees to the Board of One Valley

   Unless otherwise directed, the proxies will be voted "FOR" the election of the following eleven directors to serve for terms expiring at the Annual Meeting of Shareholders in the years indicated in the table below, and until their successors are chosen and qualify.



                            Served
                             As A           Family
                            Director     Relationship                             Principal
                             of One     With Directors   Year In                 Occupation
                             Valley        and Other    Which Term             Or Employment
   Nominees             Age   Since        Nominees      Expires               Last Five Years
Robert F. Baronner       68   1981            None        1998         Chairman of the Board-One
                                                                       Valley Bancorp of West
                                                                       Virginia, Inc., Charleston,
                                                                       WV; formerly President and
                                                                       Chief Executive Officer-One
                                                                       Valley Bancorp of West
                                                                       Virginia, Inc., Charleston, WV

C. Michael Blair         52   1994            None        1998         Chairman of the Board,
                                                                       President and Chief Executive
                                                                       Officer - One Valley Bank-
                                                                       North, Inc.; formerly
                                                                       Chairman of the board,
                                                                       President and Chief Executive
                                                                       Officer - Mercantile Banking
                                                                       and Trust Company,
                                                                       Moundsville, WV

James K. Brown          65   1981            None         1998         Attorney - Jackson & Kelly,
                                                                       Charleston, WV

Nelle Ratrie Chilton    55   1989            (1)          1998         Director and Vice President -
                                                                       Dickinson Fuel Co., Inc.,
                                                                       Charleston, WV; TerraCo.,
                                                                       Inc., Charleston, WV; Terra-
                                                                       Care, Inc., Terra Salis, Inc.,
                                                                       TerraSod, Inc., Malden, WV
                                                                       (Landscaping)

                                  2


                            Served
                             As A           Family
                            Director     Relationship                             Principal
                             of One     With Directors   Year In                 Occupation
                             Valley        and Other    Which Term             Or Employment
   Nominees             Age   Since        Nominees      Expires               Last Five Years
R. Marshall Evans, Jr.   53   1984            (2)         1998         President-Dickinson Co.,
                                                                       Quincy Coal Co., and
                                                                       Chesapeake Mining Co.,
                                                                       Charleston, WV; Vice
                                                                       President - Geary Securities,
                                                                       Charleston, WV; President-
                                                                       Hubbard Properties, Inc.,
                                                                       Cheyenne, WY

Phillip H. Goodwin       54   1989            None        1998         President-CAMCARE and
                                                                       Charleston Area Medical
                                                                       Center, Charleston, WV

J. Holmes Morrison        54  1990            None        1997         1991 to present - President and
                                                                       Chief Executive Officer-One
                                                                       Valley Bancorp of West
                                                                       Virginia, Inc.; formerly
                                                                       Executive Vice President-One
                                                                       Valley Bancorp of West
                                                                       Virginia, Inc.; President and
                                                                       Chief Executive Officer-One
                                                                       Valley Bank, National
                                                                       Association, Charleston, WV

Robert O. Orders, Sr.    69   1989            None        1998         Chief Executive Officer -
                                                                       Orders Construction Co., St.
                                                                       Albans, WV

John L. D. Payne         56   1981            (2)         1998         President - Payne-Gallatin
                                                                       Mining Co., Charleston, WV

Brent D. Robinson        47   1994            None        1998         Executive Vice President -
                                                                       One Valley Bancorp of West
                                                                       Virginia, Inc.; formerly
                                                                       President, Chief Operating
                                                                       Officer and Chief Financial
                                                                       Officer - Mountaineer
                                                                       Bankshares of W.Va., Inc.

H. Bernard Wehrle, III   43   1991            None        1996         President - McJunkin
                                                                       Corporation, Charleston, WV
                                                                       (Steel Fabricators)

                                  3


Directors Continuing to Serve Unexpired Terms

           The following Directors will continue to serve until the expiration of their terms:




                            Served
                             As A           Family
                            Director     Relationship                             Principal
                             of One     With Directors   Year In                 Occupation
                             Valley        and Other    Which Term             Or Employment
   Directors            Age   Since        Nominees      Expires               Last Five Years
Phyllis H. Arnold        46   1993            None        1996         1991 to present - President and
                                                                       Chief Executive Officer - One
                                                                       Valley Bank, National
                                                                       Association; formerly Exe-
                                                                       cutive Vice President - One
                                                                       Valley Bank, National
                                                                       Association, Charleston, WV



Charles M. Avampato      56   1984            None        1996         President - Clay    Foundation,
                                                                       Inc., Charleston, WV
                                                                       (Charitable Foundation)

John T. Chambers         71   1981            None        1996         Commercial Realtor; President -
                                                                       Ravenswood Land Co. and Mt.
                                                                       Alpha Development Co.,
                                                                       Charleston, WV

James Gabriel            64   1993            None        1996         President    and    Chief    Exe-
                                                                       cutive Officer - Gabriel
                                                                       Brothers, Inc., Morgantown,
                                                                       WV (Retail  Sales)

Thomas E. Goodwin        65   1985            None        1996         Chairman of the Board  -
                                                                       One Valley Bank of
                                                                       Ronceverte, National Assoc-
                                                                       iation, Ronceverte, WV

Cecil B. Highland, Jr.   76   1994            None       1997          Chairman of the Board - One
                                                                       Valley Bank of Clarksburg,
                                                                       National Association;
                                                                       President and General Manager -
                                                                       Clarksburg Publishing Co.,
                                                                       Clarksburg, WV

Robert E. Kamm, Jr.      43   1987            None        1997         President and Chief Executive
                                                                       Officer-One Valley Bank of
                                                                       Summersville, Inc., Summers-
                                                                       ville, WV

                                  4


                            Served
                             As A           Family
                            Director     Relationship                             Principal
                             of One     With Directors   Year In                 Occupation
                             Valley        and Other    Which Term             Or Employment
   Directors            Age   Since        Nominees      Expires               Last Five Years
David E. Lowe            54   1993            None        1997         1993-President and Chief
                                                                       Executive Officer-   Bell Atlantic
                                                                       WV, Inc., Charleston, WV;
                                                                       1990 to 1993, Vice President,
                                                                       Chesapeake and Potomac
                                                                       Telephone Company of
                                                                       Virginia, Richmond, VA;
                                                                       1988 to 1990, Assistant
                                                                       Vice President, Bell Atlantic,
                                                                       Arlington, VA

John D. Lynch            54   1986            None        1996         Vice President - Davis Lynch
                                                                       Glass Company, Star City,
                                                                       WV

Edward H. Maier          51   1983            None        1997         President - General
                                                                       Corporation, Charleston, WV
                                                                       (Real Estate Investment,
                                                                       Natural Gas Production,
                                                                       Warehousing)

Charles R.
Neighborgall, III        53   1987            None        1996         President - The Neighborgall
                                                                       Construction Company,
                                                                       Huntington, WV (General
                                                                       Contractors)

Angus E. Peyton (3)      68   1981            None        1997         Attorney-Brown and Peyton,
                                                                       Charleston, WV

Lacy I. Rice, Jr.        63   1994            None        1997         Attorney - Bowles, Rice,
                                                                       McDavid, Graff & Love; Vice
                                                                       Chairman of the Board - One
                                                                       Valley Bancorp of West
                                                                       Virginia Inc., Charleston,
                                                                       WV; Chairman of the Board -
                                                                       One Valley Bank - East,
                                                                       Martinsburg, WV; formerly
                                                                       Chairman of the Board, and
                                                                       Chief Executive Officer -
                                                                       Mountaineer Bankshares of
                                                                       W.Va., Inc.


                                  5


                            Served
                             As A           Family
                            Director     Relationship                             Principal
                             of One     With Directors   Year In                 Occupation
                             Valley        and Other    Which Term             Or Employment
   Directors             Age   Since        Nominees      Expires               Last Five Years
James W. Thompson        67   1983            None        1996         Chairman of the Board - One
                                                                       Valley Bank of Mercer
                                                                       County, Inc., Princeton, WV

J. Lee Van Metre, Jr.    57   1986            None        1996         Attorney - Steptoe &
                                                                       Johnson; Secretary of the
                                                                       Board-One Valley Bank - East,
                                                                       National Association,
                                                                       Martinsburg, WV

Richard B. Walker        56   1991            None        1997         Chairman of the Board and
                                                                       Chief Executive Officer-
                                                                       Cecil I. Walker Machinery

John H. Wick, III        49   1993            (1)         1996         1992 to present - Vice
                                                                       President - Dickinson Fuel
                                                                       Co., Inc., Charleston, WV;
                                                                       1980 to 1992 - Commercial
                                                                       Realtor, Harrison & Bates,
                                                                       Inc., Richmond, VA

Thomas D. Wilkerson      66   1981            None        1997         Senior Agent-Northwestern
                                                                       Mutual Life Insurance
                                                                       Company, Charleston, WV

(1)   John H. Wick, III, is the brother-in-law of Nelle Ratrie Chilton.

(2)   R. Marshall Evans, Jr. and John L. D. Payne are first cousins.

(3) Angus E. Peyton is a member of the Board of Directors of American Electric Power Company, Inc.

General

   The Bylaws of One Valley provide that in the election of directors of One Valley each shareholder will have the right to vote the number of shares owned by that shareholder for as many persons as there are directors to be elected, or to cumulate such shares and give one candidate as many votes as the number of such directors multiplied by the number of shares owned will equal, or to distribute them on the same principle among as many candidates as the shareholder sees fit. For all other purposes, each share is entitled to one vote. If any shares are voted cumulatively for the election of directors, the Proxies, unless otherwise directed, will have full discretion and authority to cumulate their votes and vote for less than all such nominees.

   The Bylaws of One Valley provide that nominations for election to the Board of Directors, other than those made by or on behalf of the existing management of One Valley, must be made by a shareholder in writing delivered or mailed to the President not less than 14 days nor more than 50 days prior to the meeting called for the election of directors; provided, however, that if less than 21 days' notice of the meeting is given to shareholders, the nominations must be mailed or delivered to the President not later than the close of business on the 7th day following the day on which the notice of meeting was mailed.
The notice of nomination must contain the following information, to the extent known: (a) name and address of proposed nominee(s); (b) principal occupation of proposed nominee(s); (c) total shares to be voted for each proposed nominee; (d) name and address of notifying shareholder; and (e) number of shares owned by notifying shareholder. Nominations not made in accordance with these requirements may be disregarded by the Chairman of the meeting, in which case the votes cast for the proposed nominee will likewise be disregarded.

   One Valley commenced business on September 4, 1981, as a bank holding company. The financial operations of One Valley in 1994 primarily related to the ownership and the establishment of policies for the management and direction of One Valley Bank, National Association, One Valley Bank of Huntington, Inc., One Valley Bank of Mercer County, Inc., One Valley Bank of Ronceverte, National Association, One Valley Bank of Morgantown, Inc., One Valley Bank of Oak Hill, Inc., a wholly-owned subsidiary of One Valley Bank of Summersville, Inc., One Valley Bank of Marion County, National Association, One Valley Bank - East, National Association, One Valley Bank - North, Inc., and One Valley Bank of Clarksburg, National Association. On September 2, 1994, an Agreement and Plan of Merger was executed pursuant to which Point Bancorp, Inc., agreed to merge with and into a wholly-owned subsidiary of One Valley. It is anticipated that this merger will be consummated in the first quarter of 1995.

Committees of the Board

   One Valley has a standing Audit Committee, Compensation Committee and Nominating Committee.

   The Audit Committee of One Valley consists of five members, Charles
M. Avampato, Nelle Ratrie Chilton, Edward H. Maier, John L. D. Payne and Richard B. Walker and met four times in 1994. This Committee reviews and evaluates significant matters relating to audit and internal controls, reviews the scope and results of audits by independent auditors, reviews the activities of the internal audit staff, meets with the appropriate management personnel regarding internal and external audit results and reports its findings to the Board of Directors.

   The Compensation Committee of One Valley consists of six members, Charles M. Avampato, Nelle Ratrie Chilton, Phillip H. Goodwin, David E. Lowe, John L. D. Payne, and H. Bernard Wehrle, III, and met three times in 1994. The Compensation Committee administers the One Valley Bancorp of West Virginia, Inc., 1983 and 1993 Incentive Stock Option Plans. It also approves compensation levels for the executive management group of One Valley and its subsidiaries.

   The Nominating Committee of One Valley consists of five members, Robert F. Baronner, Nelle Ratrie Chilton, J. Holmes Morrison, John L. D. Payne and Angus E. Peyton and met once in 1994. The Nominating Committee recommends nominees to fill vacancies on the Board of Directors, although the President of One Valley will also entertain nominations made in accordance with the Bylaws of One Valley previously described.

   The Board of One Valley met 9 times in 1994, and there were numerous meetings of the Committees of the Board. During 1994, Directors Gabriel, Highland, Phillip Goodwin, and Wehrle attended fewer than 75% of the aggregate of the total number of meetings of the Board of One Valley and the total number of meetings held by all Committees on which they served.

Principal Holders of Voting Securities

   John L. Dickinson and C. C. Dickinson, sons of John Q. Dickinson, one of the original incorporators of One Valley Bank, National Association, formerly Kanawha Valley Bank, National Association (hereinafter "One Valley Bank"), each owned more than 10% of the issued and outstanding stock of One Valley Bank. Both John L. and C. C. Dickinson are deceased, and much of the stock formerly held by them is now held by family trusts created by them or their spouses. At the time of the formation of One Valley as a one bank holding company holding all of the stock of One Valley Bank, the shares of One Valley Bank were exchanged on a one for one basis for shares of One Valley. The John L. Dickinson Family Trusts collectively hold 1,291,301 shares, representing 7.6% of the issued and outstanding stock of One Valley. The C. C. Dickinson Family Trusts collectively hold 866,980 shares, representing 5.1% of the issued and outstanding stock of One Valley. The following table sets forth the names and addresses of those shareholders who own beneficially more than 5% of the outstanding One Valley Common Stock as of March 7, 1995, the amount and nature of the beneficial ownership, and the percentage of outstanding voting securities represented by the amount owned. The individuals named in the table are co-trustees of certain of the Dickinson Family Trusts and most of the shares owned by them are owned in their capacity as co-trustees.



   Title of       Name and Address            Amount and Nature of        Percent of
   Class          of Beneficial Owner        Beneficial Ownership (1)        Class
Common Stock      Mary Price Ratrie                 979,482(2)                5.8%
                  Kanawha Salines
                  Malden, WV  25306

Common Stock      Charles C. Dickinson, III         914,523(3)                5.4%
                  1111 City National Building
                  Wichita Falls, Texas  76301

Common Stock      Robert F. Goldsmith               865,998(4)                5.1%
                  1528 Dogwood Road
                  Charleston, WV  25314

Common Stock      Ray M. Evans, Jr.               1,435,871(5)                8.4%
                  3401 Northside Parkway
                  Atlanta, GA  30327


(1) This table includes a duplication of beneficial ownership of securities in cases where the named individuals have overlapping co-trustee relationships. These four individuals hold, excluding duplication, a total of 2,494,291 shares, or 14.7% of the total 17,004,868 shares of One Valley Common Stock outstanding as of the record date. Although One Valley Bank, a subsidiary of One Valley, is a co-trustee of these various trusts, in all instances, the named individual co-trustees vote the stock of One Valley held in the trusts.

(2) Consists of 39,080 shares owned of record; 866,980 shares held as co-trustee with Charles C. Dickinson, III, and One Valley Bank (in which trusts Mary Price Ratrie has a one-third beneficial interest); 756 shares owned by J. Q. Dickinson & Co., a sole proprietorship owned by Mary Price Ratrie; and 72,666 shares owned by Dickinson Property Limited Partnership in which Mary Price Ratrie is a beneficial owner.

(3) Consists of 47,543 shares owned of record and 866,980 shares held as co-trustee with Mary Price Ratrie and One Valley Bank (in which trusts Mr. Dickinson has a one-fifth beneficial interest).

(4) Consists of 25,579 shares owned of record; 2,428 shares owned of record by his wife; 837,991 shares held as co-trustee with Ray M. Evans, Jr., and One Valley Bank. Not included in this total amount are 36,643 shares held in trusts from which Mr. Goldsmith may, at the discretion of the co-trustees, receive distributions of income and, under certain circumstances, distributions of principal.

(5) Consists of 837,991 shares held as co-trustee with Robert F. Goldsmith and One Valley Bank; 140,460 shares held as co-trustee with One Valley Bank and another individual co-trustee; 119,526 shares held with One Valley Bank as co-trustee; 23,131 shares held by his wife as trustee of trusts for the benefit of his children; 28,502 shares owned of record; 5,782 shares owned of record by his wife; and 280,479 shares owned by Dickinson Company, of which Mr. Evans is an executive officer. Not included in this total amount are 11,713 shares held in a trust from which Mr. Evans may, at the discretion of the co-trustees, receive distributions of income and, under certain circumstances, distributions of principal.

Ownership of Securities by Directors, Nominees and Officers

   The following tabulation sets forth the number of shares of One Valley Common Stock beneficially owned by (i) each of the nominees and directors, (ii) each of the executive officers listed in the Summary Compensation Table, and (iii) the directors, nominees, and executive officers of One Valley as a group as of March 7, 1995, and indicates the percentages of common stock so owned. There is no other class of voting securities issued and outstanding.

                                      Amount and Nature
                                        of Beneficial          Percent of
Name of Beneficial Owner                Ownership (1)            Class

Phyllis H. Arnold                    39,412   Direct (2)
                                        145   Indirect            *

Charles M. Avampato                  18,012   Direct
                                      2,922   Indirect            *

Robert F. Baronner                   10,216   Direct
                                      6,037   Indirect            *

Frederick H. Belden, Jr.             18,130   Direct (3)
                                        136   Indirect            *

C. Michael Blair                     57,036   Direct (4)
                                      3,818   Indirect            *

James K. Brown                        2,577   Direct
                                      1,212   Indirect            *

John T. Chambers                      7,067   Direct
                                        850   Indirect            *

Nelle Ratrie Chilton                 43,462   Direct
                                     55,153   Indirect            *

R. Marshall Evans, Jr.               28,502   Direct
                                  1,407,369   Indirect (5)      8.4%

James Gabriel                         6,482   Direct              *

                                      Amount and Nature
                                        of Beneficial          Percent of
Name of Beneficial Owner                Ownership (1)            Class
Phillip H. Goodwin                     1,515   Direct              *

Thomas E. Goodwin                      7,422   Direct
                                       7,478   Indirect            *

Cecil B. Highland, Jr.               324,582   Direct
                                       7,331   Indirect          2.0%

Laurance G. Jones                     13,200   Direct (6)          *
                                       2,500   Indirect

Robert E. Kamm, Jr.                  274,567   Direct (7)
                                     107,285   Indirect          2.3%

David E. Lowe                            700   Direct              *

John D. Lynch                         21,000   Direct
                                       3,000   Indirect            *

Edward H. Maier                        5,780   Direct              *

J. Holmes Morrison                    55,062   Direct (8)
                                         782   Indirect            *

Charles R. Neighborgall, III           1,188   Direct
                                       2,677   Indirect            *

Robert O. Orders, Sr.                 15,669   Direct              *

John L. D. Payne                         714   Direct
                                     434,479   Indirect (9)      2.6%

Angus E. Peyton                       35,077   Direct
                                     166,170   Indirect          1.2%

Lacy I. Rice, Jr.                    149,500   Direct              *

Brent D. Robinson                     29,009   Direct (10)
                                         682   Indirect            *

James W. Thompson                      8,805   Direct
                                       4,080   Indirect            *

J. Lee Van Metre, Jr.                  3,208   Direct              *

Richard B. Walker                      1,777   Direct              *

H. Bernard Wehrle, III                 1,180   Direct              *

John H. Wick, III                      9,084   Direct
                                      39,905   Indirect            *

                                         Amount and Nature
                                          of Beneficial          Percent of
Name of Beneficial Owner                  Ownership (1)            Class
Thomas D. Wilkerson                         1,800   Direct             *

All Directors, Nominees and Executive   1,233,109   Direct
Officers as a Group (33 individuals)    1,973,532   Indirect        18.9%

*Beneficial ownership does not exceed one percent of the class.

(1) Share totals of directors include 100 directors' qualifying shares, which each director is required to own pursuant to One Valley's Bylaws. Shares held indirectly include shares held by family members and shares held through trusts or corporations which in turn hold shares of One Valley.

(2) Includes options to purchase 18,720 shares pursuant to One Valley's 1983 Stock Option Plan. Includes options to purchase 10,140 shares pursuant to One Valley's 1993 Stock Option Plan.

(3) Includes options to purchase 7,560 shares pursuant to One Valley's 1983 Stock Option Plan. Includes options to purchase 7,960 shares pursuant to One Valley's 1993 Stock Option Plan.

(4) Includes options to purchase 2,800 shares pursuant to One Valley's 1993 Stock Option Plan. Includes options to purchase 7,310 shares pursuant to Mountaineer Bankshares of W.Va., Inc. Stock Option Plan.

(5)   See Note (5) to Principal Holders of Voting Securities.

(6) Includes options to purchase 3,420 shares pursuant to One Valley's 1983 Stock Option Plan. Includes options to purchase 7,280 shares pursuant to One Valley's 1993 Stock Option Plan.

(7)   Includes options to purchase 11,295 shares pursuant to One
      Valley's 1983 Stock Option Plan. Includes options to purchase 5,120 shares pursuant to One Valley's 1993 Stock Option Plan.

(8)   Includes options to purchase 31,320 shares pursuant to One
      Valley's 1983 Stock Option Plan. Includes options to purchase 18,000 shares pursuant to One Valley's 1993 Stock Option Plan.

(9) Consists of 70,599 shares held in nine trusts of which John L. D. Payne is a co-trustee, 363,160 shares held by Dickinson Company, Payne-Gallatin Mining Company and Horse Creek Land and Mining Company (in which companies Mr. Payne is an executive officer), and 720 shares owned by his children; does not include 88,033 shares held in or through trusts in which John L. D. Payne, at the discretion of the trustees, is an income beneficiary.

(10) Includes options to purchase 3,800 shares pursuant to One Valley's 1993 Stock Option Plan. Includes options to purchase 8,850 shares pursuant to Mountaineer Bankshares of W.Va., Inc. Stock Option Plan.

Executive Compensation

   The following table sets forth the annual and long-term compensation for services in all capacities to One Valley for the fiscal years ended December 31, 1994, 1993, and 1992, of those persons who were, as of December 31, 1994, (i) the chief executive officer and (ii) the four other most highly compensated officers of One Valley.


SUMMARY COMPENSATION TABLE



                                        Annual Compensation           Long Term Compensation
                                                                    Awards            Payouts

                                                        Other                Securities          All
Name                                                    Annual    Restricted   Under-           Other
and                                                     Compen-     Stock      lying     LTIP   Compen-
Principal                        Salary    Bonus     sation(1)   Award(s)   Options   Payouts sation(2)
Position                 Year       ($)        ($)       ($)         ($)        (#)      ($)   ($)
J. Holmes Morrison       1994      315,000   110,250     0           0        9,000       0     5,476
President & CEO          1993      275,000   114,297     0           0        9,000       0     5,263
                         1992      233,000   106,015     0           0        9,000       0     4,577

Phyllis H. Arnold        1994      190,000    63,840     0           0        5,100       0     4,531
Exec. Vice President     1993      170,000    63,750     0           0        5,040       0     4,553
                         1992      150,000    58,500     0           0        5,040       0     3,890

Frederick H. Belden, Jr. 1994      156,000    47,190     0           0        4,000       0     4,691
Exec. Vice President     1993      148,000    50,875     0           0        3,960       0     4,550
                         1992      135,000    48,263     0           0        3,960       0     3,479

Laurance G. Jones        1994      150,000    43,313     0           0        3,800       0     4,687
Exec. Vice President     1993      132,000    43,560     0           0        3,480       0     4,462
                         1992      117,000    41,828     0           0        3,420       0     3,017

Brent D. Robinson        1994      150,000    41,250 29,311          0        3,800       0     49,121
Exec. Vice President     1993      138,900    27,754      0          0            0       0      8,813
                         1992      126,336         0      0          0        3,000       0      7,539



(1) The amount included for Mr. Robinson in "Other Annual Compensation" is the amount reimbursed for payment of taxes as a result of the expenses paid by One Valley as listed in footnote (2).

(2) The amounts included in "All Other Compensation" consist of One Valley's contributions on behalf of the listed officers to the 401(k) Plan, pursuant to which all eligible employees receive up to a 50% matching contribution from One Valley for all amounts contributed to the 401(k) Plan by the employee, to a maximum of 5% of the employee's salary. In the case of Mr. Robinson, the amount reported for 1994 pertains to the 401(k) Plan ($3,808), relocation expenses ($20,313), and termination of an arrangement with Mountaineer Bankshares for a company-provided automobile ($25,000); for 1993 and 1992 pertains to the Mountaineer Bankshares 401(k) Plan match and Board and Committee fees for services rendered as a Board member of Mountaineer Bankshares. Under the Mountaineer Bankshares 401(k) Plan, employees were permitted to contribute up to 6% of salary for which the company made a 50% matching contribution.

   The following table sets forth further information on grants of stock options during 1994 to (i) the listed officers and (ii) all optionees as a group pursuant to One Valley's 1993 Incentive Stock Option Plan. The table also provides information concerning the potential gain to all shareholders at the designated rate of appreciation. No stock appreciation rights ("SARs") were awarded by One Valley.


OPTION GRANTS IN LAST FISCAL YEAR



                                                                            Grant Date
                           Individual Grants                                Value(1)



                         Number of   % of Total                             Potential Realizable Value
                         Securities  Options                                at Assumed Annual Rates
                         Underlying  Granted to    Exercise                 of Stock Appreciation for
                          Options    Employees     or Base        Expira-   Ten-Year Option Term
                          Granted    in Fiscal     Price(2)       tion      0%             5%            10%
Name                      (#)        Year          ($/Sh)         Date      ($)            ($)           ($)

J. Holmes Morrison         9,000         9.4%         26.50        4/28/04        0        150,030       380,070
Phyllis H. Arnold          5,100         5.3%         26.50        4/28/04        0         85,017       215,373
Frederick H. Belden, Jr.   4,000         4.2%         26.50        4/28/04        0         66,680       168,920
Laurance G. Jones          3,800         4.0%         26.50        4/28/04        0         63,346       160,474
Brent D. Robinson          3,800         4.0%         26.50        4/28/04        0         63,346       160,474


All Optionees (including
the five listed above)    95,800         100%         26.50        4/28/04        0       1,596,986    4,045,634

All Shareholders               -           -              -            -          0     281,874,164  714,069,942

Optionee Gain as % of
All Shareholders Gain          -           -              -            -          0            0.56%        0.56%



(1) The actual value, if any, an executive may realize depends on the excess of the stock price over the exercise price on the date the option is exercised.

(2) The exercise price is the fair market value of One Valley Common Stock on the date the options were granted. Options are exercisable immediately, and terminate upon termination of employment for reasons other than death or retirement, upon the expiration of three months after the date of retirement, upon the expiration of one year from the date of death, or ten years from the option date.

   The following table sets forth information concerning (i) the value realized upon the exercise of stock options during 1994 by the listed officers, and (ii) the number of unexercised options held by each listed officer as of December 31, 1994, and the market value of the underlying shares if the options had been exercised on that date. No SARs have been awarded by One Valley.


                   AGGREGATED OPTION EXERCISES IN LAST
                   FISCAL YEAR AND FY-END OPTION VALUES



                                                            Number of
                                                            Securities    Value of
                                                            Underlying    Unexercised
                                                            Unexercised   In-the-Money
                                                            Options at    Options at
                        Shares Acquired   Value             FY-End (#)    FY-End ($)
Name                    On Exercise (#)   Realized ($)(1)   Exercisable   Exercisable
J. Holmes Morrison                0             0             49,320        403,104
Phyllis H. Arnold             4,590        66,928             28,860        256,382
Frederick H. Belden, Jr.          0             0             15,520         91,712
Laurance G. Jones                 0             0             10,700         28,915
Brent D. Robinson                 0             0             12,650        119,552

(1) Market value of underlying securities at exercise, minus the exercise or base price.


   The following table indicates, for purposes of illustration, the approximate annual retirement benefits (Qualified Plan and Supplemental
Plan) that would be payable to an employee retiring on November 1, 1994, at age 65 on the full life annuity form under various assumptions as to salary and years of service. Benefits are not subject to deduction for Social Security or other offset amounts.


                            PENSION PLAN TABLE

 Highest Consecutive            Estimated Annual Pension For
     Five Year             Representative Years of Credited Service
Average Compensation     15       20        25        30        35

   $125,000           $28,177   $37,569   $67,486   $67,486   $67,486
   150,000**           34,177    45,569    87,763    87,763    87,763
   175,000             34,177    45,569    99,986    99,986    99,986
   200,000             34,177    45,569   116,236   116,236   116,236
   225,000             34,177    45,569   132,486   132,486   132,486

   250,000             34,177    45,569   148,736   148,736   148,736
   300,000             34,177    45,569   181,236   181,236   181,236
   400,000             34,177    45,569   246,236   246,236   246,236
   450,000             34,177    45,569   278,736   278,736   278,736
   500,000             34,177    45,569   311,236   311,236   311,236

**IRS Maximum for Qualified Plan.

   Compensation covered by the qualified pension plan is based on total pay, including all Management Incentive Compensation Plan payments, received during the sixty consecutive months of employment which results in the highest total divided by five. Such compensation is directly related to the total annual salary and bonus set forth in the Summary Compensation Table and does not vary by more than ten percent from that set forth therein, except that bonus payments listed in the table are actually paid to the recipient (and consequently included in determining plan benefits) in the year after that listed. As of November 1, 1994, the credited years of service under the retirement plan for the individuals named in the table shown under Executive Compensation were:
Phyllis H. Arnold, 18.667 years; J. Holmes Morrison, 27.17 years; Frederick H. Belden, Jr., 27 years; Laurance G. Jones, 25.33 years; and Brent D. Robinson, 6.833 years.

   In 1990, a Supplemental Employee Retirement Plan (SERP) was established for certain members of senior management, including the individuals named in the Cash Compensation Table, which provides for a benefit at normal retirement of 65 percent of final average compensation, less (i) the retirement benefit under the Defined Benefit Pension Plan, and (ii) any retirement benefits from a previous employer, and (iii) the employee's Social Security benefit. The plan further provides reduced early retirement benefit target objectives and a disability retirement benefit target of 60 percent of final average compensation at the time of disability, minus the benefits paid under the Defined Benefit Pension Plan and the employee's Social Security benefit. During 1994, $123,262 was paid into the SERP Trust for 1993, and $232,415 was accrued for 1994.

   Change of Control Arrangements

   In January 1987, and in January 1994 in the case of Mr. Robinson, One Valley entered into agreements with the officers listed in the Summary Compensation Table and with certain other officers to encourage those key officers not to seek other employment because of the possibility that One Valley might be acquired by another entity. The Board of Directors determined that such an arrangement was appropriate, especially in view of the volatile banking market anticipated in West Virginia with the advent of interstate banking. The agreements were not undertaken in the belief that a change of control of One Valley was imminent.

   The agreements are for a term of three years and on each anniversary date the term is automatically extended for an additional one-year period unless a 60-day prior written notice is given by either party. Generally, the agreements provide severance compensation to those officers if their employment should end under certain specified
conditions after a change of control of One Valley.   Compensation is
paid upon any involuntary termination following a change of control unless the officer is terminated for cause. In addition, compensation will be paid after a change of control if the officer voluntarily terminates employment because of a salary reduction, reassignment without consent to an office more than 50 miles from the officer's location at the time of a change of control, failure by One Valley to obtain assumption of the contract by its successor, or termination of employment without a 30-day written notice.

   Under the agreements, a change of control is deemed to occur in the event of any business combination which would require a higher than majority vote of the shareholders under One Valley's Articles of Incorporation, or an occurrence of a nature that would be required to be reported to the Securities and Exchange Commission as a change of control. Severance benefits include: (a) a cash payment equal to the officer's monthly base salary multiplied by the number of full months between the date of termination and a date which is 30 months after the date on which the change of control occurs; (b) payment of the award due, if any, under One Valley's Management Incentive Compensation Plan for the year in which termination occurs; and (c) continuing participation in employee benefit plans and programs such as retirement, disability and medical insurance for a period of 30 months after the change in control.

Board Compensation Committee Report on Executive Compensation

   The Compensation Committee ("Committee") of the Board of Directors establishes compensation policies, plans and programs which are intended to accomplish three objectives: to attract and retain highly capable and well-qualified executives; to focus executives' efforts on increasing long-term shareholder value; and to reward executives at levels which are competitive with the marketplace for similar positions and commensurate with performance of each executive and of One Valley. The Committee has determined that to accomplish these objectives, total compensation should be comprised of base salary, short-term incentive compensation, and long-term incentive compensation.

   The Committee meets several times annually with the Chief Executive Officer and senior human resources executives to review, modify as appropriate, and approve the compensation programs for executives, utilizing the services of outside compensation consultants when appropriate. In determining the salary budget for 1994 and in fixing levels of executive compensation, the Committee considered internal equity, external competitiveness of base compensation and total compensation, the inflation rate, and One Valley's performance relative to its long-range goals. In its evaluation of One Valley's corporate performance for the purpose of fixing base salary levels, the Committee does not attempt to assign specific weights to multiple factors which, taken together, constitute "corporate performance." Consequently, its evaluation of corporate performance is subjective to the extent that the Committee considers all aspects of corporate performance, including but not limited to long-range plan goals for earnings, asset quality, capital, liquidity and resource utilization; however, significant emphasis is given to the annual increase in One Valley's earnings per share. Base salaries for executive officers are determined first by an evaluation of the officer's success as measured against annually established goals for individual performance and the performance of the business unit(s) for which they have responsibility. Second, base salaries are measured against market place salaries of equivalent positions in financial institutions of comparable size. Marketplace information is determined using data from several recognized compensation survey services, specifically the Hay Compensation Report of Banks and Associated Financials produced by Hay Management Consultants, the SNL Executive Compensation Review, the Wyatt Data Services Financial Institutions Compensation Survey, and the William M. Mercer Finance, Accounting and Legal Compensation Survey. This information was selected for comparison because of the formidable position that these surveys hold in the industry and the availability of representative peer group information.

   Currently base compensation for executives of One Valley, while competitive, continues to be below the average for similar positions within comparable financial institutions. When One Valley executives, including the CEO and the officers listed in the Summary Compensation Table, were compared to the marketplace, their base salaries were, in the aggregate, well below the median of the marketplace. The Committee believes, philosophically, that compensation should, on the whole, be incentive driven; however, base compensation should be reasonably competitive in the marketplace. To this end, the Committee has set a base salary range target for executives at the 37.5 percentile of the marketplace average. The Committee believes that the appropriate level of executive base compensation is primarily market-driven, although base compensation is also dependent on corporate performance and on each executive's progress toward individual goals.

   The Committee believes that incentive compensation is an appropriate adjunct to base compensation which, together with base compensation, should approach the industry median for total compensation if established goals are met. Short-term incentive compensation is provided to key executives, as determined by the Compensation Committee pursuant to One Valley's Management Incentive Compensation Plan ("MICP"). Awards under MICP are granted based upon One Valley's earnings per share relative to a target level set by the Board of Directors. If the target is met, awards are calculated for each participant based upon the level of corporate performance relative to the target, upon performance of the executive and the unit he or she manages in meeting assigned objectives, and upon the executive's relative position within One Valley. The determination of corporate performance for this purpose is based solely upon earnings per share. Thus the level of annual performance of One Valley, determined in a manner which emphasizes factors which should have a positive impact upon total return to shareholders, has a significant impact upon total executive compensation.

   The Committee believes that shareholder value can be further enhanced by closely aligning the financial interests of One Valley's key executives with those of its shareholders. Awards of stock options pursuant to One Valley's Incentive Stock Option Plan ("ISOP") are intended to meet this objective and constitute the long-term incentive portion of executive compensation. Participation in the ISOP is limited to approximately thirty employees of the top management of One Valley and its affiliate banks who are deemed to have the opportunity to most significantly affect corporate results. Under the ISOP, the option price paid by the executive to exercise the option is the fair market value of the stock on the day the option is granted, and the option is freely exercisable within a ten-year period. The options attain value over that time only if the market price of the underlying stock increases, and the increase in value of the option is directly tied to the increase in the value of the stock. The Committee believes the ISOP focuses the attention and efforts of executive management upon increasing long-term shareholder value and the Committee periodically awards options to key executives in amounts it believes are adequate to achieve the desired objective. The total number of shares available for award in each plan year is specified in the ISOP. These shares are generally allocated based upon the Committee's subjective judgment, taking into account the historical levels of awards and the relative positions of the participants in the ISOP.

   Total compensation for the CEO is determined in essentially the same way as for other executives, recognizing that the CEO has overall responsibility for the performance of One Valley. Therefore, One Valley's performance has a direct impact upon the CEO's compensation in that its earnings per share determine the amount of base compensation increase and the MICP award; and, in addition, the market price of One Valley's Common Stock determines the value of options awarded during prior periods. The base compensation of the CEO in 1994 was based in large measure on the corporate results in 1993 relative to long-range plan goals for earnings, asset quality, capital, liquidity and resource utilization. As discussed above, no attempt is made by the Committee to assign relative weights to the various components of corporate performance in fixing the CEO's base compensation. The targeted earnings were $2.47 per share and actual earnings per share were $2.52, which was 10% higher than 1992 earnings of $2.29 per share. This relative success of One Valley was a major consideration in establishing the base compensation for the CEO. During 1994 One Valley consistently received high rankings from multiple industry research companies. The MICP award for 1994 was based on the earnings per share performance in 1994 which was $2.70 The ISOP awards to the CEO for 1994 were based on the historical level of awards and the Committee's determination of the appropriate level of prospective ownership necessary to motivate long-term performance.

   Recent revisions to the Internal Revenue Code disallow deductions in excess of $1,000,000 for certain executive compensation. The Committee has not adopted a policy in this regard since none of One Valley's executives receive compensation approaching the $1,000,000 level. The report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that One Valley specifically incorporates this report by reference, and shall not otherwise be filed under such Acts.


   The report is submitted by the Compensation Committee, which consists of

                     Phillip H. Goodwin, Chairman
                     Charles M. Avampato
                     Nelle Ratrie Chilton
                     David E. Lowe
                     John L. D. Payne
                     H. Bernard Wehrle, III.

Performance Graph

   The following graph compares the yearly percentage change in One Valley's cumulative total shareholder return on its Common Stock for the five-year period ending December 31, 1994, with the cumulative total return of the Standard & Poor's 500 Stock Index and the Media General Industry Group Index - 04, which consists of all banks and bank holding companies within the United States whose stock has been publicly traded for at least six years. The graph assumes (i) the reinvestment of all dividends and (ii) an initial investment of $100. There is no assurance that One Valley's stock performance will continue in the future with the same or similar trends as depicted in the graph. The graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that One Valley specifically incorporates this graph by reference, and shall not otherwise be filed under such Acts.



   Five-year Cumulative Total Return Comparison


(The Comparison Chart appears here. The plot points are listed below:)

                             1989     1990     1991     1992    1993   1994
One Valley Bancorp           100      $88      $177     $276    $263   $275
Standard & Poors 500         100      $97      $126     $136    $150   $152
All Publicly Traded Banks 100 $77 $109 $130 $153 $145 (Media General Industry Group Index - 04)

Compensation of Directors

   During 1994, each director who was not also an officer and full-time employee of One Valley received $600 for each meeting of the Board of Directors of One Valley attended, $350 to the respective directors who attended the Board's Audit Committee, and, as members of certain other committees of the Board of Directors, received $275 for each meeting of a committee of the Board of Directors attended. In addition, Mr. Baronner received compensation in the amount of $18,000 for serving as Chairman of the Board of Directors. During 1994, there were no other arrangements pursuant to which any director of One Valley was compensated for services as a director.

   Directors of One Valley are eligible to defer fees pursuant to the One Valley Deferred Compensation Plan, which was adopted in 1984, with respect to fees received in 1984 and thereafter for services rendered as a director of One Valley.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

   To the Company's knowledge, based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the two fiscal years ended December 31, 1993, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except that one report covering one transaction was filed late by Mr. James Gabriel.

Certain Transactions with Directors and Officers and Their Associates

   One Valley and its various banking subsidiaries have had and expect to have in the future, transactions in the ordinary course of business with directors, officers, principal shareholders and their associates. During 1994, all of these transactions were made on substantially the same terms, including interest rates, collateral and repayment terms on extensions of credit, as those prevailing at the same time for comparable transactions with other unaffiliated persons. Such transactions, which at December 31, 1994, were, in the aggregate, 22.8% of total shareholders' equity, in the opinion of the management of One Valley, did not involve more than the normal risk of collectibility or present other unfavorable features.

   Jackson & Kelly, a law firm in which Director James K. Brown is a partner, Steptoe & Johnson, a law firm in which Director J. Lee Van Metre, Jr., is a partner, Bowles, Rice, McDavid, Graff & Love, a law firm in which Director Lacy I. Rice, Jr., is a partner, and McNeer, Highland & McMunn, a law firm in which Director Cecil B. Highland, Jr., is of counsel, performed legal services for One Valley and its subsidiaries in 1994 and will perform similar services in 1995. On the basis of information provided by Messrs. Brown, Van Metre, Rice and Highland, it is believed that less than five percent of the gross revenues of those law firms did in 1994, and will in 1995, result from payment for legal services by One Valley and its subsidiaries. In the opinion of One Valley, these transactions were on terms as favorable to One Valley as they would have been with third parties not otherwise affiliated with One Valley.

Compensation Committee Interlocks and Insider Participation

   During 1994, One Valley's affiliate banks, and One Valley Square, Inc., paid $126,580 to TerraCare, Inc., for landscaping services. TerraCare, Inc., is a wholly-owned subsidiary of TerraCo, Inc. Mary Price Ratrie, a principal shareholder of One Valley, is the principal shareholder and President of TerraCo, Inc., and Director Nelle Ratrie Chilton is Vice President and director of TerraCo, Inc. During 1994, The Neighborgall Construction Co. received payments of $196,345.26 from One Valley's affiliate, One Valley Bank of Huntington, Inc., for miscellaneous renovation and repair work to facilities owned by the bank and

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for construction of a new branch in Ceredo.  It is anticipated that additional payments will be made in 1995 to TerraCare, Inc., and to The Neighborgall Construction Co. In the opinion of One Valley, these transactions were on terms as favorable to One Valley as they would have been with third parties not otherwise affiliated with One Valley. The members of One Valley's Compensation Committee are Phillip H. Goodwin, Charles M. Avampato, Nelle Ratrie Chilton, David E. Lowe, John L. D. Payne, and H. Bernard Wehrle, III.


2.   PROPOSAL TO APPROVE SELECTION OF AUDITORS

   The Board of Directors has selected the firm of Ernst & Young to serve as independent auditors for One Valley for the calendar year 1995 and proposes the approval by the shareholders at the Annual Meeting of Shareholders of that selection. If that selection does not receive the approval of a majority of the votes represented in person or by proxy, the Board will request a later approval of an alternate auditor. One Valley is advised that no member of this accounting firm has any direct or indirect material interest in One Valley, or any of its subsidiaries. A representative of Ernst & Young will be present at the Annual Meeting to respond to appropriate questions and to make a statement if desired. The enclosed proxy will be voted "FOR" the approval of the selection of Ernst & Young unless otherwise directed. The affirmative vote of a majority of the shares of One Valley Common Stock represented at the Annual Meeting of Shareholders is required to approve the selection of Ernst & Young.

FORM 10-K ANNUAL REPORT TO THE SECURITIES AND EXCHANGE
COMMISSION

   Upon written request by any shareholder to Laurance G. Jones, Treasurer, One Valley Bancorp of West Virginia, Inc., P. O. Box 1793, Charleston, West Virginia 25326, a copy of One Valley's 1994 Annual Report on Form 10-K will be provided without charge.

OTHER INFORMATION

   If any of the nominees for election as directors are unable to serve as directors by reason of death or other unexpected occurrence, proxies will be voted for a substitute nominee or nominees designated by the Board of One Valley unless the Board of Directors adopts a resolution pursuant to the Bylaws reducing the number of directors. The Board of Directors is unaware of any other matters to be considered at the meeting, but if any other matters properly come before the meeting, persons named in the proxy will vote such proxy in accordance with the recommendation of the Board of Directors.

Shareholder Proposals for 1996

   Any shareholder who wishes to have a proposal placed before the next Annual Meeting of Shareholders must submit the proposal to Merrell S. McIlwain II, Secretary of One Valley, at its executive offices, no later than November 21, 1995, to have it considered for inclusion in the proxy statement of the Annual Meeting in 1996.

J. Holmes Morrison
President
Charleston, West Virginia
March 20, 1995

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***************************************************************************
                                  APPENDIX

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PROXY     ONE VALLEY BANCORP OF WEST VIRGINIA, INC.     PROXY
                  CHARLESTON, WEST VIRGINIA
This Proxy is Solicited on Behalf of The Board of Directors for The Annual Meeting of Shareholders, April 25, 1995


   Michael A. Albert, John R. Lukens and Louis S. Southworth, II, or any one of them, are hereby authorized to represent and to vote stock of the undersigned in One Valley Bancorp of West Virginia, Inc. at the Annual
Meeting of Shareholders to be held April 25, 1995, and any adjournment thereof.

   The election of the following persons: Robert F. Baronner, C. Michael Blair, James K. Brown, Nelle Ratrie Chilton, Ray Marshall Evans, Jr., Phillip
H. Goodwin, Robert O. Orders, Sr., John L. D. Payne and Brent D. Robinson for three-year terms expiring at the Annual Meeting of Shareholders in 1998;
J. Holmes Morrison for a two-year term expiring at the Annual Meeting of Shareholders in 1997; and H. Bernard Wehrle, III for a one-year term expiring at the Annual Meeting of Shareholders in 1996, and until their successors are chosen and qualify.

   Unless otherwise specified on this Proxy, the shares represented by this Proxy will be voted "FOR" the propositions listed above and described more fully in the Proxy Statement of One Valley Bancorp of West Virginia, Inc., distributed in connection with this Annual Meeting. If any shares are voted cumulatively for the election of Directors, the Proxies, unless otherwise directed, shall have full discretion and authority to cumulate their votes and vote for less than all such nominees. If any other business is presented at said meeting, this Proxy shall be voted in accordance with recommendations of the Board of Directors.

            PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY
                            USING THE ENCLOSED ENVELOPE.

                    (Continued and to be signed on reverse side.)


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             ONE VALLEY BANCORP OF WEST VIRGINIA, INC.
PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY



The Board of Directors recommends a vote "FOR" the listed propositions.

                                                 FOR  WITHHOLD  FOR ALL
1.    Election of Directors-              (Except Nominees(s)written Below
   Nominees: Robert F. Baronner, C. Michael       [ ]           [ ]        [ ]
   Blair, James K. Brown, Nelle Ratrie Chilton,
   Ray Marshall Evans, Jr., Phillip H. Goodwin,
   J. Holmes Morrison,Robert O. Orders, Sr.,
   John L. D. Payne, Brent D. Robinson
   and H. Bernard Wehrle, III.


2.    Approve the appointment of Ernst & Young    FOR  AGAINST   ABSTAIN
   as independent Certified Public Accountants   [ ]    [ ]        [ ]
   for 1995.

3.    Transact such other business as may properly     FOR   AGAINST   ABSTAIN
       come before the meeting and any adjournment    [ ]     [ ]        [ ]
       thereof.



                        Dated:__________________, 1995

                     Signature( s)___________________________________


                     _____________________________________________
                     When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign.

_______________________________________________________________________________